UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Willkie Farr & Gallagher, LLP
2500 Westchester Avenue, Suite 215	787 7th Avenue, 40th Floor
Purchase, New York, 10577	New York, New York 10019
(914) 251-0880

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 – October 31, 2012

Item 1: Shareholder Report

GLOBAL DYNAMIC DIVIDEND FUND

October 31,

2012

Annual Report

Alpine View

October 31, 2012

Dear Investors:

Two thousand and twelve has been a difficult and complex year for investors, although it has provided mostly positive returns in the capital markets. We are looking forward to 2013 with increased confidence, even though it will likely bring forth new challenges. Five years after the peak of the debt-fueled coda to the post-cold war expansion, the developed economies of the world are finally beginning to address economic imbalances derived from societal priorities and economic constructs which were set during the prior two generations. This contrasts with many emerging market countries which are just now tackling issues of social equity, government services and personal choice, making them relatively unburdened by both such history and debt.

Central bankers around the world have stabilized the global economy and now politicians and policy makers must come to grips with the realities of a rapidly globalized world, via instant communication, next-day delivery and ‘just in time’ production. Whether you are in Stockholm or Sydney, Saskatoon or Sao Paolo, we are now interconnected at unprecedented levels with consequences we may not fully understand. Our rapidly evolving world can be both exciting and scary, as well as profitable and problematic, but at Alpine we believe one can now look ahead with greater clarity to navigate both potential difficulties as well as opportunities.

Where Are We Now?

We still have to get past the “fiscal cliff”, which we hope will be concluded by the time you read this letter. This point in time signifies a potential crossroads, perhaps substantive, representing the country’s hope that our government can build upon mutual interests and address significant challenges thorough compromise. So, if the “fiscal cliff” has not been bridged by the time you read this, the stock markets may suffer more disappointment and volatility, and deeper questions could arise concerning our political process. However, we are confident that politicians realize that this era of political polarization has been costly to the economy and to their party, and if continued, will be costly to their careers. In similar fashion, we believe the game of ‘chicken’ that is playing out in European capitals between the ‘haves’ and the ‘have nots’ will result in a Eurozone where mutual fiscal responsibility will be rewarded with financial stability. The cost, however, has already been high in terms of unemployment and the earning power of the EU as a whole. We believe that the visible risks to economic and political stability, played out in both the media and the markets over the past few years, are finally in the process of being addressed. That is not to say that we can sound the “all-clear” and achieve “smooth sailing” in future years, since many structural problems remain, and no agreements have been finalized. Nonetheless, we are optimistic that the next five years have the potential to land most of us in a better place than we are today.

Since the depths of the “Global Financial Crisis” of late 2008 into early 2009, markets and individuals have continued to focus on jobs and debt. In the U.S., unemployment in 2009 rose above 10%,

approaching the peak of the 1982 recession. Today, unemployment is 7.7% and has averaged 8.2% over the past five years, similar to the 8.4% average over five years ended April, 1985. However, in the context of the prior period of ten years, from October, 1997 to October, 2007, the average unemployment rate was 4.9% compared to 6.3% over the period from 1970 to 1980, which makes this recovery feel muted. There is another contextual explanation for this weak recovery. The Federal Reserve engineered the 1980/1982 downturn, pushing 10-Year Treasury bonds to 15.84% in September, 1981. Within a year, the yield was down by almost one-third to 11% and the seeds of recovery were sown, falling to 7.51% by year five, even though the average over that period was 11.30%. From the recent peak of 5.30%, in June, 2007, rates declined by one-fifth to 4.27% in a year and to 1.69% by October 31, 2002, averaging 3.14% over this period. Notably, this level represents a proportionately greater decline than the 1981-1986 period, but the comparative impact on borrowers, lenders and savers, has been weak. As measured by GDP, the 1981-86 period produced an average of 3.4% annual growth while the past five years average is 0.7%.

Hurricane Sandy And The “Big Easy”

Hurricane Sandy hammered the northeast coast of the U.S. about seven years after Hurricane Katrina devastated New Orleans and the Gulf Coast. The surging flood waters of both Sandy and Katrina laid bare the weaknesses of our infrastructure as well as our helplessness before Mother Nature’s fury. However, large differences in the geography, existing infrastructure, the scale of the storms as well as our capacity to cope with the disasters, suggest different legacies. Sandy affected roughly 60 million people, with 8.5 million losing power, compared to about three million with Katrina. However, Sandy damaged about 305,000 homes while Katrina damaged about 1.2 million. To date, Sandy has left behind a repair bill in excess of $60 billion in New York and New Jersey alone, with total costs expected to exceed $100 billion across 16 states, compared with $125 billion for Katrina. Fundamentally, our preparedness and ability to react to the storm was decidedly different. For Sandy, pre-storm warnings and preparation were effective, and FEMA’s strong and immediate post-storm response won praise from most corners. Further, President Obama, Governors Christie (NJ) and Cuomo (NY) and NYC Mayor Bloomberg provided encouraging messages that the repairs and rebuilding will swiftly commence, so consumer confidence remains quite strong. In contrast, when Katrina struck, the slower and less adequate response caused confidence to plummet as some people questioned our government’s ability to care for and protect its citizens. In 2005, our economy was still booming, while now it is certainly weaker. Our financial situation poses constraints well beyond typical concerns over the viability and costs of building defenses against the next great potential storm. We should take heart and gain confidence as initial discussion from government officials on reconstruction efforts is not centered on band-aid-like solutions, but on investing in R&D, technical capabilities and physical infrastructure which may yield unforeseen future returns on investment.

Annual Report | October 31, 2012	1

Alpine View (continued)

October 31, 2012

In a similar fashion, there has been much debate over where and how much to spend on repairing and building new defenses against the next financial storm that may hit our economy. The relative effectiveness of stimulus packages since 2008 – whether they were too small or properly apportioned – have been difficult to measure in a vacuum. Unfortunately, polarized politics intruded upon what should have been a bipartisan discussion of how to design and allocate support for growing better jobs and the economy. Meanwhile, America has spent over $1.4 trillion on wars since 2001, raising our debt and starving the government of much needed funds. As a result, we are now experiencing the slowest recovery to prior peak levels of wealth since the Great Depression.

To date, the main job of stabilizing the economy has fallen on the Federal Reserve, since neither Wall Street, the public sector, nor academia have come up with a plan to restructure or replace the broken credit delivery mechanisms which have carried over from the prior period. The goal of new lending should be to stimulate growth of the money supply, which could fuel both transaction volumes and new investment. So far, however, neither banks nor corporations are taking the plunge as monetary velocity (Gross Domestic Product ÷ Money Supply) remains at 50 year lows of 1.55 which compares with 1.91 in 2007, according to Bloomberg.

Wall Street’s securitization machine can no longer practice the alchemy of utilizing short- and medium-term funding for long term assets, or a pooling of mixed-quality assets, to create a higher rating or valuation in aggregate than if valued individually. Perhaps a basic flaw in the system was that the credit delivery mechanism had also become the hub of the debt capital creation process. In its place, central bankers from around the world have sought to create debt capacity by reducing interest rates and acquiring illiquid assets or poorly performing debt of countries, corporations and even the equities of REITs (e.g., Japan), in order to provide liquidity to the marketplace. These actions by central banks also instilled confidence that there would be a bid, if not an explicit floor, underneath asset prices. Indeed, these measures, known broadly as quantitative easing (QE), have lifted equity valuations as well as high-yield bond prices in the U.S., Europe, England and Japan as central bankers seek to stave off deflationary impulses. With a nod to New Orleans, which was stabilized after Katrina by the funding of major repairs and has further benefited from direct investment to resume growth, we refer to this global action by central bankers as ‘the Big Easy.’ Liquidity continues to flow from the B.O.E. (England), B.O.J. (Japan), E.C.B. (European Central Bank), and Federal Reserve through both domestic banking systems and capital markets. It is Alpine’s view that ‘the Big Easy’ is buying time for the world’s developed economies to redesign the domestic economic and societal priorities which have been shaped by the political debate and policy initiatives over the past many years.

Next Gen Mods Needed

What worked in the 1950’s, 1960’s and 1970’s, when our structures, mechanisms or policies were put in place, may no longer be essential, desirable or viable. Prioritization is often motivated by expediency, which in this case is driven by budget constraints. The reduction in tax receipts due to reduced investment, asset deflation and unemployment hit at the same time as a rise in payouts for food relief, unemployment insurance and healthcare costs, are exacerbating the problem. This has impacted American, European and Japanese economies alike over the past few years. For these reasons, we think that political pressures are combining with the deadline of elections, like the one we just experienced, to make governments accountable for their actions, (or lack thereof), as we prepare for the future knowing that we can no longer push these issues down the road.

Hopefully, the challenges we’re facing will provoke an honest and fundamental debate over the nature and scope of government activities, including healthcare, entitlements and pensions as well as may be what the trade-offs or benefits of budgetary actions. Europe and Japan will face the same issues – to promote competitive cost structures through labor reform and cost savings as well as to make focused investments in essential services and infrastructure. This should be considered in terms of who pays and who provides, be it from the household sector, the business sector or by way of government control or supervision. Alpine believes that the most competitive options may offer a combination of corporate and individual entrepreneurship in partnership with differing levels of cooperation and control. Furthermore, if there is to be either austerity or stimulus for any country, then it should be decided after conducting an honest debate to reset priorities and voters’ expectations.

Debt Deleveraging

Fiscal austerity or stimulus should not be considered in absolute terms. Rather, either approach should be considered relative to debt and equity levels, projected income and asset growth, the expected duration and velocity, as well as competitive factors. However, in a case like Greece – where the lender wants either to exit or reduce exposure – austerity may be the only mechanism to deleverage immediately and severely, accepting the impact of high unemployment (23.6% for Greece as of 09/30/2012) business failures and a collapse in standards of living.

Few countries have high debt-to-GDP levels like Greece, so some latitude exists as to how severe or protracted or even delayed the course of deleveraging could take. Countries capable of 4% to 6% GDP growth might be able to outgrow debt to GDP levels that are over 75%. Demographics are also a factor as countries with aging populations, like Japan, may face costs rising faster than income, which could deplete accumulated wealth over time. This is especially worrisome if those countries (like Japan) must finance very high deficits.

Greek sovereign debt solvency was the great market fear for the past three years. Now that the ECB, with backing from Germany, has been able to reassure markets that Greece will not be forced out of the EU currency, the entire region has been forced to reassess issues of national sovereignty, in light of budgetary restraints, social contracts

2

Alpine View (continued)

October 31, 2012

and economic progress. These weak economies have put some pressure on European corporate earnings, which may decline further as the regional recession lingers. Fortunately, many companies have reduced debt levels like their American counterparts. Nevertheless, Alpine expects more European companies will belatedly follow the U.S. lead from 2009-2012 by issuing more equity to deleverage, as well as for selective mergers and acquisitions.

Across much of the globe, household deleveraging has been accomplished, although the U.S. still lags for structural reasons. U.S. household debt as a percentage of personal income has fallen from over 114% in September, 2009 to 97% this past June. This compares with the pre-2000 (Y2K) level of under 79%, putting us halfway there. If the declining trend in personal income actually improves, complete recovery should hasten.

In Europe and Australia, most home mortgages pay floating interest rates, so if rates fall by half, then so does the monthly carrying cost, adding to disposable income or to savings. In the U.S., fixed-rate mortgages require a refinancing process to capture lower rates. Unfortunately, some 12 million homes have mortgages that are worth more than their depreciated values, so people cannot refinance without paying down the mortgage. This ‘negative equity’ is constraining consumption and jobs mobility. Indeed this situation heightens the economic and social importance of the nascent housing recovery.

It is worth noting that total existing home sales in the U.S. are still 33% (according to National Association of Realtors) below the September, 2005 peak (just after Katrina!). National median home prices fell by over 59% when measured by a less volatile 12-month moving average, and have only recovered by 8.6% this year. although some markets such as Phoenix and parts of Southern California, are up over +20% year-over-year, in part due to aggressive institutional investors seeking to accumulate rental homes. New home sales have grown nicely off a much lower volume level, with total sales still -73% below the July, 2005 peak, as builders’ new home prices could not compete with foreclosed inventory over the past few years. Alpine believes that the strengthening home sales market will draw more housing investment once stringent mortgage lending rules are eased, permitting entry level buyers back into the market.

Similarly, car sales have been improving. Manufacturers are projecting continued strong demand based on the historically high average age of automobiles – over 11 years old – on the road. This pattern of slowly strengthening consumption and a slowly improving jobs market should reinforce one another, although high student loan debt, and higher unemployment for those under 25, could limit the buying patterns of this important demographic in the U.S.

Your Choice: Deflation Or Inflation

The mood of the marketplace is generally influenced by bouts of excess exuberance or pervasive pessimism, typically occurring at peaks or troughs in market sentiment. If mutual fund flows are to be a guide as to market sentiment, then it is clear that the extreme risk-

off mentality from 2008 through this year has continued, albeit in more muted fashion. Equity funds continued to suffer redemptions, while bond funds continued to see strong flows, although it should be noted that high-yield bonds (formerly known as “junk bonds”) have received the lion’s share of new fund flows. This pattern of reduced risk aversion is in contrast to the decade from 1996 through 2006, when approximately $1.5 trillion flowed into equity mutual funds, roughly six times the amount that was invested in bond funds. Over the last five years, approximately $400 billion has been redeemed from equity funds, while $750 billion has flowed into bond funds. Given the historic low level of bond yields and the main monetary focus of central banks on what Alpine refers to as ‘the Big Easy’, this trend could last a bit longer, until the weight of money tips the scales too far. Since quantitative easing competitively reduces yield and theoretically crowds investors out of the bond market, investor sentiment may, at a point, dramatically shift new allocations back towards equities.

While the depressive conditions will likely affect one-third (Europe and Japan) of the global economy for possibly several years, another quarter (the U.S.) of the global economy appears on the mend. Meanwhile, much of the rest of the world is increasingly focused on domestic economic issues. Food and energy are among the most basic economic needs, which are now cheaper as a result of the slow global economy.

The cyclical supply and demand imbalance of energy and resources has had a negative effect on producers of these resources. Thus, the GDP growth of major energy and resource suppliers such as Brazil, Indonesia, Norway, Russia, Saudi Arabia, South Africa, Australia and North America have progressively slowed as the year has unfolded. On the other hand, this has been a benefit for consuming countries such as Japan, China, India, most of Europe, as well as the U.S. Since the U.S. and China will likely remain the dominant drivers of global economic activity over the next few years, we would expect this current energy pricing benefit to translate into near-term growth, which could produce a gradual expansion of demand for energy and resources. Thus, we believe the recent decline is near a cyclical trough, although growth similar to that achieved in 2005-2007 may be several years delayed.

Instead of commodities, the key future driver of emerging economies is the trend of rising global household wealth, whether measured in GDP or in household income. We believe the past decade’s trend should continue, with rising growth on the margin in Latin America, the ASEAN countries, and even Africa. Alpine sees a continued expansion and ascension of the middle class population across the world. As wages rise in tandem with both increased productivity and favorable demographics, supported by the traditional pattern of low cost production fueling industrialization, we expect greater need for new infrastructure as urbanization expands both scale and capacity. From there, basic production begins to shift toward value-added products, stimulating more middle class service jobs, supporting a growing pattern of domestic consumption. This pattern of urbanization and consumption promotes higher incomes and prices (inflation). Such a combination of enhanced productivity and

Annual Report | October 31, 2012	3

Alpine View (continued)

October 31, 2012

supportive demographic characteristics are most prevalent in countries such as China and Brazil, while it is already relatively mature in countries such as Singapore, Hong Kong, the Czech Republic and Turkey, where per capita GDP is notably higher. In light of these trends, Alpine continues to expect the strongest GDP growth, corporate earnings growth and asset appreciation to come from the emerging markets.

Looking To The Future

We believe that the period of 2009 to 2012 has effectively been a period of diminishing uncertainty and gradual stabilization after the shock of 2008. Belatedly, this period has highlighted and accelerated the identification of economic weaknesses and some discussion of measures to improve upon the existing policies, protocols and mechanisms which organize our economic activity. In our view, it appears that 2013 and beyond will continue this period of transition. Over the next few years, we expect the current concerns over areas of visible risk to abate as political pragmatism should lead to reform. However, there will always be unchartered problems to confront, be they in the South China Sea or Antarctic Waters, continuing conflicts in the Middle East or Africa, and we can’t yet turn our back on (Eastern) European country debt. Nonetheless, individual investors could become more risk tolerant over the next few years, and institutional investors seeking higher portfolio returns may well be forced to shift the emphasis of new investments towards both public and private equities, as well as alternative categories and emerging markets. By 2016 through the end of the decade, we may well see signs of underlying inflation because reduced levels of capital spending over the past few years may create supply shortfalls, particularly in the energy and materials sectors. Furthermore, if activity in the developed economies begins to pick up steam, it is possible that the central banks in those countries may seek to shift capital off their balance sheets, effectively recycling money into the public markets. This could keep interest rates relatively high, depending on market conditions. Thus, the potential for a steeper yield curve and continued low short-term interest rates fueling the possibility of longer-term inflation might favor an array of investments including real estate, infrastructure and banks. Alpine also believes that alternative technologies – particularly in the fields of energy, healthcare, communications and transport, as well as pollution abatement and recycling – may attract investors. However, areas such as basic science and education may not provide the potential near-term earning power to attract private investment. Thus, there may be a role for public-private partnerships (PPP) which combine government oversight and sanctioning with private funding and entrepreneurship. We believe this could include sectors which may be deemed of national interest, such as infrastructure and security, which require significant capital outlays and oversight.

In summary, we believe that the global economy is still at the early stages of reallocating priorities, redirecting capital flows and reorienting our priorities in a manner that is conducive to job creation and economic inclusion of a broader segment of society. Investing for the future should be a national priority, from which we all have the potential to benefit as well as participate.

We wish to welcome Eleanor Hoagland to the Alpine Funds’ Board of Trustees. Eleanor was appointed to the Board in October, 2012 and has had a distinguished career in the investment business, including previously serving as the Chief Compliance Officer of the River Source Mutual Funds. She also is well-versed in risk management, having led such an effort for the Seligman Fund group. We look forward to her contributing to the betterment of shareholders.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letter that follows represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of portfolio investments for Fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. References to other funds should not be interpreted as an offer of these securities.

This is a closed-end fund and does not continuously offer shares.

4

Manager Commentary

October 31, 2012

Performance

In the fiscal year ended October 31, 2012, the Alpine Global Dynamic Dividend Fund (AGD) provided a total return of 2.98% on the Fund’s NAV and a 9.10% return on the market price of AGD including dividend distributions. This compares with the 15.21% total return for the S&P 500 Index and a 10.23% return for the MSCI All Country World (Ex-Japan) Index in U.S. dollar terms.

The Fund’s comparative performance was negatively impacted by our substantial investments in non-U.S. securities, particularly in our smaller-capitalization holdings in China and Brazil. AGD seeks to provide investors with access to international growth and income stocks, with a target of at least 50% of assets held in international equities under normal circumstances. This year was a period of volatility for most markets outside the U.S., and was particularly impacted by the continuing European sovereign debt crisis and concerns about economic growth and inflation in China and Brazil. Illustratively, from the end of the European long-term refinancing operations (LTRO) on March 1 to the end of May, the U.S. S&P 500 Index declined 4.1%, while the Brazilian Bovespa Index declined 30.7%, the STOXX Europe 600 Index declined 14.9% and the Hong Kong Hang Seng Index fell 11.7%.

In our effort to achieve our dividend income goals, we continued to pursue higher dividend-paying shares in countries outside the U.S. However, throughout fiscal 2012, we responded to the volatility in the markets and the outlook for subdued global economic growth by bringing more assets back to the United States, as many U.S. companies continued to report strong earnings and cash flow. Consequently, the Fund ended fiscal 2012 with 46.4% of net assets in U.S.-based companies and 53.6% in companies based in 20 different countries. Following the U.S., our top five countries by weight on October 31, 2012 were the United Kingdom (13.6% of net assets), Norway (4.6% of net assets), Canada (4.1% of net assets), Sweden (3.7% of net assets) and Australia (3.8% of net assets). While 32.2% of the Fund’s net assets were invested in Europe on October 31, only 7.7% was in Euro currency-denominated countries, with the rest in Norway, Sweden, Switzerland and the U.K.

Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning for companies that we believe have the potential for innovation and secular growth that might drive earnings higher despite sluggish economic growth. We also search for undervalued opportunities and high quality cash flow generators that we believe have the potential to provide upside as economic growth improves. In seeking to enhance our investment selection process and reduce potential risks, we added to our investment management team during the fiscal year, by including additional members of our research staff who had sector specific investment background and changed to a new team-based approach to management of the Fund in December 2012 as set forth in the special Note to Shareholders that follows this letter. We will continue to have analytical support teams for specific areas of investment such as real estate, consumer products and services, industrial, financial services, healthcare, utilities, technology, infrastructure, energy, and materials.

Our dividend capture strategy has tended to be seasonally focused in Europe in the spring. Given our uncertain outlook for the Euro region during the period, we hedged the currency exposure related to our dividend capture trades in Europe during that time. We have also continued to employ leverage in the execution of the Fund’s strategy in an effort to potentially increase returns.

Top Five Contributors

The top five contributors to the Fund’s performance in fiscal 2012 based on contribution to total return were Prince Frog International Holdings (45.12%), Diageo plc (41.00%), Estacio Participacoes SA (62.33%), Wells Fargo & Co. (32.44%), and Wartsila Oyj (24.78%).

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Prince Frog International Holdings (average weight 1.06%) is a Chinese-based provider of child care products including shampoo, oral care and diapers. The company has a strong presence in Tier 2 and Tier 3 markets and is a beneficiary of the strong wage growth in China which is enabling middle class Chinese consumers to provide more baby products for their children.

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Diageo plc (average weight 2.20%) is a leading provider of premium spirits, beer, and wine including Johnnie Walker, Crown Royal and Smirnoff. The company has benefited from an efficiency program that is growing margins and increasing sales in emerging markets.

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Estacio Participacoes SA (average weight 1.47%) is one of the largest providers of post-secondary education services in Brazil with a network of University campuses and on-line degree programs that is growing organically and through acquisitions. Estacio has benefited from rising demand for higher education in Brazil on the strength of their emerging middle class and a young and upwardly mobile population.

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Wells Fargo & Co. (average weight 1.80%) is one of the largest banks in the U.S. that benefited in fiscal 2012 from a rebound in financial stocks following the European Central Bank’s long-term refinancing operations. Also, better economic data in the U.S. and a stabilization of the housing market also helped propel financial stocks from the fears of a double dip recession in late 2011.

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Wartsila Oyj (average weight 0.27%) is a Finland-based provider of natural gas-fueled engines for ships and back-up power. They have benefited from relatively low natural gas prices and from new environmental regulations that have increased the demand for their scrubbers and ballast water treatment solutions.

Annual Report | October 31, 2012	5

Manager Commentary (continued)

October 31, 2012

Bottom Five Contributors

The five securities that had the largest adverse impact on the performance of the Fund during fiscal 2012 were all international holdings. These included Daqing Dairy Holdings (-91.25%), PDG Realty (-66.26%), Arco Dorados Holdings (-36.49%), Companhia Hering SA (-30.02%), and China ZhengTong Auto Services Holdings (-29.35%). Unlike the portfolio’s top five performers, these underperformers represented relatively smaller positions in the portfolio, with four of the five (excluding Daqing Diary Holdings) having an average weight of less than 0.90% in the portfolio.

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Daqing Dairy Holdings (average weight 1.46%) is an ex-state-owned enterprise that sells baby milk products in Tier 2 and Tier 3 cities in China. The company’s auditor resigned in March and the company’s shares have not traded since that time. The majority of the decline in value during the period is attributable to a 90% discount to its last traded price that we have taken due to our concerns about the company’s disclosures, issues raised by their former auditors and additional disclosures relating to the company’s operations at year end. Prior to the suspension of trading, the shares had declined by approximately 12%.

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PDG Realty SA (average weight 0.87%) is a leading residential developer in Brazil. The biggest challenge for PDG has been the execution and delivery of legacy units launched in 2007. This effort has been marked by downward pressure on operating margins and profitability (return on equity) while increasing cash burn and leverage. A recapitalization and recent changes in senior management could accelerate a turnaround, but these initial steps have not adequately addressed investors’ concerns and we no longer hold the position.

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Arco Dorados Holdings (average weight 0.67%) is the Latin American franchisee of the McDonald’s fast-food restaurant. While we expected McDonald’s to be well-positioned to benefit from growth in these emerging markets, Arcos had a challenging 2012 due to strong competition from competing chains in the region as well as the headwind of rising cost inflation.

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Companhia Hering (average weight 0.23%) is Brazil’s leading retail clothing chain franchise. The company is a strong beneficiary of rising discretionary income. However the Fund exited the position last year due to fears of the impact of rising interest rates as a result of inflation.

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China ZhengTong Auto Services Holdings (average weight 0.33%) is one of the largest luxury-focused dealerships in China selling a variety of brands including BMW, Audi, Porsche, Land Rover and Jaguar. Although luxury brands are the fastest growing segment in the Chinese auto industry, the Fund sold this stock due to concerns about the economic slowdown in China.

Outlook for the market and economy

We expect continued volatility in global equity markets as we see both potential risks and positive catalysts as we enter fiscal 2013. Economic growth remains challenged in the three major global regions: U.S., Europe and China. This is in addition to the continuing headline risks associated with the European sovereign debt crisis and uncertainty in the U.S. heading into the “fiscal cliff” in 2013. However, we also see a number of potentially positive catalysts including accommodative global monetary policy; improvements in the U.S. housing market; the European Central Bank’s commitment to save the Euro and eliminate the risk of financial collapse; resolution of uncertainty following the change in political leadership in both the U.S. and China in November; and potential global stimulus efforts to boost sagging economic growth. Also, companies are holding record amounts of cash which we believe should support capital growth initiatives, mergers and acquisitions, and a return of cash to shareholders through dividend increases and share repurchases.

AGD was initiated in July 2006 to provide investors with a vehicle to seek to benefit from the reduced U.S. Federal tax rates on dividends or Qualified Dividend Income (“QDI”) while also gaining access to international growth and income stocks. We pursue a target of at least 50% of income in the fund qualifying for the QDI benefit. This tax benefit is set to expire on December 31, 2012, and there is uncertainty on the level of taxation for dividends going forward.

In summary, our goals remain clear. We intend to continue to seek to provide a high dividend that may satisfy the need for income in a low-yielding world by building a portfolio of what we believe are strong dividend-payers and to also seek to grow our NAV over the long-term. We thank our shareholders for support of the Alpine Global Dynamic Dividend Fund and we hope for a more prosperous year in 2013.

Sincerely,
Joshua Duitz
Brian Hennessey
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

6

Manager Commentary (continued)

October 31, 2012

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A portion of the Fund’s distributions may be comprised of return of capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided and is available on our website.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid-cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

SPECIAL NOTE TO SHAREHOLDERS

Effective December 13, 2012, the Adviser announced a new team based approach to management of the Fund and that newly appointed co-portfolio managers Joshua Duitz and Brian Hennessey will lead the new investment team and will be responsible for the day-to-day management of the Fund.

The investment team also includes experienced Alpine portfolio managers and research analysts, who will provide analysis and recommendations regarding the sectors they cover. The team includes Samuel A. Lieber (C.E.O.), Stephen A. Lieber (C.I.O.) and Bruce Ebnother (Senior Investment Risk Strategist) who will provide strategic oversight. The previous co-portfolio managers are no longer part of the investment team.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Annual Report | October 31, 2012	7

Manager Commentary (continued)

October 31, 2012

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small- and medium-capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Under current law, favorable U.S. Federal tax treatment of Fund distributions as qualified dividend income will expire as of December 31, 2012 unless new legislation extending that deadline is enacted.

Small and Medium Capitalization Company Risk – Securities of small- or medium- capitalization companies are more likely to experience sharper swings in market values and less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. These companies generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

The following are definitions of some of the terms used in this report:

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield: represents what yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

The MSCI All Country World (Ex-Japan) Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding Japan. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The STOXX Europe 600 (Price) Index is a broad-based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free-float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

The Hang Seng Index is a free-float capitalization-weighted index of selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

Tier 2 Cities in China are secondary provincial capitals consisting of 23 cities.

Tier 3 Cities in China are prefecture or county level city capitals.

BM&F Bovespa Index (IMOBBV) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

8

PERFORMANCE(1) As of October 31, 2012 (unaudited)

	Ending Value as of 10/31/12	1 Year	3 Years	5 Years	Since Inception(2)(3)(4)

Alpine Global Dynamic Dividend Fund | NAV	$5.13	2.98%	3.16%	-12.91%	-5.76%

Alpine Global Dynamic Dividend Fund | Market Price	$5.76	9.10%	-2.23%	-11.35%	-4.74%

S&P 500® Index		15.21%	13.21%	0.36%	3.92%

MSCI All Country World (Ex-Japan) Index Gross USD		10.23%	8.86%	-2.04%	3.79%

(1)

Performance information calculated after consideration of dividend and distribution reinvestment including returns of capital, if any. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

(2)	Commenced operations on July 26, 2006
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The MSCI All Country World (Ex-Japan) Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding Japan. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

PORTFOLIO DISTRIBUTIONS* (unaudited)	TOP 10 HOLDINGS* (unaudited)

	Apple, Inc.	2.8%	United States

	Wartsila OYJ	2.4%	Finland

	Diageo plc	2.1%	United Kingdom

	Avago Technologies, Ltd.	2.0%	Singapore

	Seadrill, Ltd.	2.0%	Norway

	JPMorgan Chase & Co.	2.0%	United States

	Ensco PLC-Class A	2.0%	United Kingdom

	Freeport-McMoRan Copper & Gold, Inc.	1.9%	United States

	British American Tobacco PLC	1.9%	United Kingdom

	McKesson Corp.	1.9%	United States

	Top 10 Holdings	21.0%

	TOP 5 COUNTRIES* (unaudited)
	United States	46.4%

	United Kingdom	13.6%

	Norway	4.6%

	Canada	4.1%

	Sweden	3.7%

*

Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Annual Report | October 31, 2012	9

REGIONAL ALLOCATION** As of October 31, 2012 (unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2012 (unaudited)

10

Report of Independent Registered Public Accounting Firm

October 31, 2012

To the Shareholders and Board of Trustees of
Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey
December 28, 2012

Annual Report | October 31, 2012	11

Schedule of Portfolio Investments

October 31, 2012

Description	Shares	Value (Note 1 )

COMMON STOCKS (98.2%)
Australia (3.7%)
Amcor, Ltd.	231,100	$1,895,157
Iluka Resources, Ltd.	134,800	1,388,097
QR National, Ltd.	8,567	33,260
Westfield Group	85,220	943,011
Westfield Retail Trust	170,299	548,014

		4,807,539
Brazil (3.6%)
All America Latina Logistica SA	76,000	345,752
Anhanguera Educacional Participacoes SA	101,414	1,777,572
EDP—Energias do Brasil SA	35,000	218,852
Estacio Participacoes SA	110,587	2,107,145
PDG Realty SA Empreendimentos e Participacoes	154,733	260,549

		4,709,870
Canada (4.1%)
Canadian Pacific Railway, Ltd.	17,318	1,594,295
Cenovus Energy, Inc.	57,250	2,021,497
Enbridge, Inc.	12,500	497,125
Just Energy Group, Inc.	118,212	1,209,639

		5,322,556
China (0.2%)
Daqing Dairy Holdings, Ltd. *(1)(2)	12,524,900	265,041

Finland (3.5%)
Outotec OYJ	28,500	1,387,845
Wartsila OYJ	77,900	3,151,275

		4,539,120
France (0.4%)
Vinci SA	11,500	508,956

Germany (0.1%)
Talanx AG *	4,400	111,210

Hong Kong (2.3%)
Cheung Kong Holdings, Ltd.	57,948	856,129
Sun Hung Kai Properties, Ltd.	36,217	504,231
Wharf Holdings, Ltd.	234,349	1,608,682

		2,969,042
Ireland (2.0%)
Accenture PLC-Class A	31,057	2,093,552
Covidien PLC	9,231	507,244

		2,600,796
Japan (0.9%)
Chiyoda Corp.	21,000	338,820
East Japan Railway Co.	6,500	446,198
Japan Airlines Co., Ltd. *	6,600	314,168

		1,099,186

Description	Shares	Value (Note 1 )

Malaysia (0.3%)
Astro Malaysia Holdings BHD *	485,500	$431,945

Mexico (0.3%)
Grupo Financiero Santander Mexico SAB de CV- ADR *	29,162	398,644

Netherlands (1.7%)
Koninklijke Vopak NV	4,000	278,465
Royal Dutch Shell PLC-A Shares	56,100	1,923,790

		2,202,255
Norway (4.6%)
Borregaard ASA *	286,539	990,093
Golar LNG, Ltd.	60,997	2,380,713
Seadrill, Ltd.	63,837	2,575,185

		5,945,991
Singapore (2.1%)
Avago Technologies, Ltd. (3)	80,192	2,648,742

South Korea (1.7%)
Kia Motors Corp.	40,200	2,233,743

Sweden (3.7%)
Electrolux AB-Series B	30,349	776,467
Hexagon AB-B Shares	61,800	1,421,804
Tele2 AB-B Shares	80,900	1,350,183
Telefonaktiebolaget LM Ericsson-B Shares	144,700	1,271,843

		4,820,297
Switzerland (2.6%)
Nestle SA	22,200	1,408,805
Novartis AG- ADR (3)	32,000	1,934,720

		3,343,525
Turkey (0.4%)
TAV Havalimanlari Holding AS	99,500	494,031

United Kingdom (13.6%)
Aggreko PLC	15,000	520,434
British American Tobacco PLC	48,600	2,407,354
British Sky Broadcasting Group PLC	176,300	2,017,133
Diageo plc	96,700	2,763,637
Ensco PLC-Class A	44,020	2,545,236
Ferrovial SA	24,000	339,073
Filtrona PLC	181,300	1,676,442
Kazakhmys PLC	60,600	693,354
Lancashire Holdings, Ltd.	94,300	1,313,284
Petrofac, Ltd.	76,500	1,980,167
Wolseley PLC	29,900	1,307,122

		17,563,236

12

Schedule of Portfolio Investments

October 31, 2012

Description	Shares	Value (Note 1 )

United States (46.4%)
Abbott Laboratories	21,818	$1,429,515
American Capital Mortgage Investment Corp.	26,508	660,844
American Eagle Outfitters, Inc.	92,930	1,939,449
American Tower Corp.	6,000	451,740
American Water Works Co., Inc.	7,500	275,550
Apple, Inc. (3)	6,000	3,570,600
Ashland, Inc.	23,685	1,685,188
Atmos Energy Corp.	11,271	405,418
Bank of America Corp.	214,430	1,998,488
Caterpillar, Inc.	15,480	1,312,859
CBS Corp.-Class B (3)	9,804	317,650
Citigroup, Inc.	42,997	1,607,658
CME Group, Inc.	11,664	652,368
CMS Energy Corp.	21,000	510,720
Coach, Inc.	29,304	1,642,489
Colgate-Palmolive Co. (3)	18,318	1,922,657
Cooper Tire & Rubber Co.	25,100	505,263
Cummins, Inc.	13,191	1,234,414
CYS Investments, Inc.	48,872	655,862
Dick’s Sporting Goods, Inc.	8,700	435,000
Energizer Holdings, Inc.	4,200	306,474
Family Dollar Stores, Inc.	17,875	1,179,035
Foot Locker, Inc.	25,349	849,191
Freeport- McMoRan Copper & Gold, Inc.	64,080	2,491,430
Healthcare Services Group, Inc. (3)	66,526	1,589,971
HollyFrontier Corp.	34,758	1,342,702
International Business Machines Corp. (3)	5,595	1,088,395
ITC Holdings Corp. (3)	29,741	2,367,978
Joy Global, Inc.	22,453	1,402,190
JPMorgan Chase & Co. (3)	61,093	2,546,356
Las Vegas Sands Corp.	23,850	1,107,594
McKesson Corp.	25,705	2,398,534
Microchip Technology, Inc. (3)	20,531	643,647
National Oilwell Varco, Inc.	26,485	1,951,944
Och-Ziff Capital Management Group, LLC-Class A (3)	216,698	2,169,147
Omnicare, Inc.	29,488	1,018,221
PNC Financial Services Group, Inc.	14,484	842,824
QUALCOMM, Inc.	33,100	1,938,832
Snap- On, Inc.	1,000	77,330
SPX Corp.	2,000	137,180
The Boeing Co.	11,424	804,707
The Walt Disney Co.	7,400	363,118
Time Warner Cable, Inc.	7,707	763,841
Tronox, Ltd.-Class A	83,139	1,695,204
Union Pacific Corp.	2,500	307,575
UnitedHealth Group, Inc.	31,175	1,745,800
Validus Holdings, Ltd.	8,500	304,300
WellPoint, Inc.	11,374	696,999

Description	Shares	Value (Note 1 )

Wells Fargo & Co. (3)	38,611	$1,300,805
Yum! Brands, Inc.	18,054	1,265,766

		59,910,822

TOTAL COMMON STOCKS (Identified Cost $118,355,861)		126,926,547

	Principal Amount

CONVERTIBLE BONDS (0.0%) (4)
Brazil (0.0%) (3)
PDG Realty SA Empreendimentos e Participacoes-Series 8, 9.432%, 9/19/16 (Brazilian Real)(5)	154,733	53,329

TOTAL CONVERTIBLE BONDS (Identified Cost $55,510)		53,329

TOTAL INVESTMENTS (Identified Cost $118,411,371)—(98.2%)		126,979,876

OTHER ASSETS IN EXCESS OF LIABILITIES—(1.8%)		2,268,073

NET ASSETS (100.0%)		$129,247,949

*	Non-income producing security.
(1)	Illiquid security.
(2)	Fair valued security.
(3)	All or a portion of the security is available to serve as collateral on the outstanding loans.
(4)	Less than 0.05% of Net Assets.
(5)	Represents a zero-coupon bond. Rate shown reflects the current yield as of the report date.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS - Anonim Sirketi is the Turkish term for joint stock company.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
BHD - Malaysian equivalent to incorporated.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a limited company.
PLC - Public Limited Company
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

See Notes to Financial Statements.

Annual Report | October 31, 2012	13

Statement of Assets and Liabilities

October 31, 2012

ASSETS

Investments, at value(1)	$126,979,876
Receivable for investment securities sold	5,240,192
Dividends receivable	1,023,972
Prepaid and other assets	8,367

Total Assets	133,252,407

LIABILITIES

Loan payable (Note 6)	1,839,904
Interest on loan payable	57
Payable for investment securities purchased	1,668,308
Accrued expenses and other liabilities:
Investment advisory fees	112,501
Administrative fees	2,231
Compliance fees	4,717
Other	376,740

Total Liabilities	4,004,458

Net Assets	$129,247,949

NET ASSETS REPRESENTED BY

Paid-in-capital	$468,071,723
Undistributed net investment income	2,472,324
Accumulated net realized loss on investments and foreign currency transactions	(349,823,603)
Net unrealized appreciation on investments and foreign currency translations	8,527,505

Net Assets	$129,247,949

Net asset value
Net assets	$129,247,949
Shares of beneficial interest issued and outstanding	25,187,257
Net asset value per share	$5.13

(1) Total cost of investments	$118,411,371

See Notes to Financial Statements.

14

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME

Dividends	$20,062,799
Less: Foreign taxes withheld	(522,625)
Interest	216

Total Income	19,540,390

EXPENSES

Investment advisory fee (Note 4)	1,346,179
Legal fees	109,263
Trustee fees	86,987
Audit and tax fees	81,554
Printing and mailing fees	77,041
Administration fee (Note 4)	27,151
NYSE fees	24,260
Interest on loan (Note 6)	21,727
Compliance fees	17,316
Accounting and Custody fees	10,857
Insurance fees	5,360
Miscellaneous fees	66,057

Total Expenses	1,873,752

Net Investment Income	17,666,638

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on:
Investments*	(17,454,884)
Foreign currency transactions	59,494

Net realized loss on investments and foreign currency	(17,395,390)

Change in net unrealized appreciation/depreciation from:
Investments	4,089,036
Foreign currency translations	(145,747)

Change in net unrealized appreciation/depreciation of investments and foreign currency	3,943,289

Net loss on investments and foreign currency	(13,452,101)

Increase in Net Assets from Operations	$4,214,537

* Net of foreign capital gains taxes	$32,246

See Notes to Financial Statements.

Annual Report | October 31, 2012	15

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

OPERATIONS

Net investment income	$17,666,638	$17,316,098
Net realized gain (loss) on:
Investments	(17,454,884)	8,231,870
Swap contracts	—	68,483
Foreign currency transactions	59,494	(3,285,870)
Change in net unrealized appreciation/depreciation from:
Investments	4,089,036	(28,257,579)
Foreign currency translations	(145,747)	909,162

Increase (decrease) in net assets from operations	4,214,537	(5,017,836)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5)

From net investment income	(18,114,314)	(21,487,794)

Net decrease in net assets from distributions to shareholders	(18,114,314)	(21,487,794)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	317,531	1,146,922

Increase in net assets from capital share transactions	317,531	1,146,922

Net Decrease in Net Assets	(13,582,246)	(25,358,708)

Net Assets
Beginning of year	142,830,195	168,188,903

End of year*	$129,247,949	$142,830,195

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding — beginning of year	25,129,318	24,964,764
Common shares issued as reinvestment of dividends	57,939	164,554

Common shares outstanding — end of year	25,187,257	25,129,318

*Including undistributed net investment income of:	$2,472,324	$2,979,614

See Notes to Financial Statements.

16

Financial Highlights

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of year	$5.68	$6.74	$6.99	$7.74	$23.40

Income/(loss) from investment operations:
Net investment income	0.70	0.69	0.88	1.67	2.44
Net realized and unrealized gain/(loss)	(0.53)	(0.89)	0.05	(0.86)	(14.59)

Total from investment operations	0.17	(0.20)	0.93	0.81	(12.15)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.72)	(0.86)	(1.18)	(1.56)	(2.04)

Net realized gains on investments	—	—	—	—	(1.47)

Total distributions	(0.72)	(0.86)	(1.18)	(1.56)	(3.51)

Net asset value per share, end of year	$5.13	$5.68	$6.74	$6.99	$7.74

Per share market value, end of year	$5.76	$6.02	$6.84	$9.22	$8.79

Total return based on:
Net Asset Value(1)	2.98%	(4.49)%	11.62%	12.13%	(59.29)%
Market Value(1)	9.10%	(0.25)%	(14.12)%	30.23%	(55.01)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of year (000)	$129,248	$142,830	$168,189	$172,915	$187,613
Ratio of total expenses to average net assets	1.39%	1.39%	1.55%	1.54%	1.40%
Ratio of total expenses excluding interest expense to average net assets	1.38%	1.35%	1.49%	1.51%	1.32%
Ratio of net investment income to average net assets	13.13%	10.19%	12.96%	25.51%	15.30%
Portfolio turnover rate	233%	299%(2)	408%(2)	650%(2)	301%

Borrowing at End of Year
Aggregate Amount Outstanding (000)	$1,840	$8,256	$4,826	$12,090	N/A
Asset Coverage Per $1,000	$71,247	$18,300	$35,851	$15,302	N/A

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.

(2)	Portfolio turnover rate does not reflect total return swap transactions.

Annual Report | October 31, 2012	17

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees authorized an unlimited number of shares with no par value. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the

18

Notes to Financial Statements

October 31, 2012

assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs

Investments in Securities at Value	Level 1	Level 2	Level 3	Total Value

Common Stocks
Australia	$4,807,539	$—	$—	$4,807,539
Brazil	4,709,870	—	—	4,709,870
Canada	5,322,556	—	—	5,322,556
China	—	—	265,041	265,041
Finland	4,539,120	—	—	4,539,120
France	508,956	—	—	508,956
Germany	111,210	—	—	111,210
Hong Kong	2,969,042	—	—	2,969,042
Ireland	2,600,796	—	—	2,600,796
Japan	1,099,186	—	—	1,099,186
Malaysia	431,945	—	—	431,945
Mexico	398,644	—	—	398,644
Netherlands	2,202,255	—	—	2,202,255
Norway	5,945,991	—	—	5,945,991
Singapore	2,648,742	—	—	2,648,742
South Korea	2,233,743	—	—	2,233,743
Sweden	4,820,297	—	—	4,820,297
Switzerland	3,343,525	—	—	3,343,525
Turkey	494,031	—	—	494,031
United Kingdom	17,563,236	—	—	17,563,236
United States	59,910,822	—	—	59,910,822
Convertible Bonds	—	53,329	—	53,329

	$126,661,506	$53,329	$265,041	$126,979,876

The following table shows transfers between Level 1 and Level 2:

Transfers In*		Transfers Out*

Level 1	Level 2	Level 1	Level 2

$12,729,587	$—	$—	$(12,729,587)

*

The Fund recognizes transfers between the Levels based on values as of the beginning of the year. The transfers were due to the fair valuation, in accordance with procedures approved by the Board of Trustees, as of October 31, 2011 of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. No such fair valuation was required on October 31, 2012.

Annual Report | October 31, 2012	19

Notes to Financial Statements

October 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2011	$—
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/
depreciation**	(2,764,465)
Purchases	—
Sales	—
Transfers in to Level 3*, ***	3,029,506
Transfers out of Level 3***	—

Balance as of October 31, 2012	$265,041

Change in net unrealized depreciation on Level 3 holdings held at year end	$(2,764,465)

*

The transfer into Level 3 pertains to Daqing Dairy. The Company’s auditor resigned on March 21, 2012 and the Company’s shares have not traded since that time. Prior to the suspension of trading the shares had declined by approximately 12%. The majority of the decline in value during the period is attributable to a 90% discount taken due to the Fund’s concerns about the Company’s disclosures, issues raised by the Daqing’s former auditors and recent disclosures related to the Company’s operations. The value at October 31, 2012 includes significant unobservable inputs. Due to the uncertainty described above, the realization of the value of the position may be substantially different than the reported value. Furthermore, the value of the position may change substantially in the future as the Fund considers additional information as it becomes available.

**	Statement of Operations Location: Change in net unrealized appreciation/depreciation on investments.

***	The Fund recognizes transfers as of the beginning of the year.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investment, as of October 31, 2012:

Asset	Fair Value at 10/31/12	Valuation Technique (s)	Significant Unobservable Input(s)	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:

		Discount on adjusted	Liquidity
Common Stocks	265,041	book value	Discount	41%	41%	Fair Value would Decrease

			Significant Event
			Discount	8.9%	8.9%	Fair Value would Decrease

			Distressed Asset
			Discount	49%	49%	Fair Value would Decrease

The significant unobservable input used in the fair value measurement of common stocks is the liquidity discount. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Federal and Other Income Taxes: It is the Fund’s policy to comply with federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders, in accordance with the timing requirement imposed by the Code. Therefore, no federal income or state tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. As of October 31, 2012, open Federal and New York tax years include the tax years ended October 31, 2009 through 2012.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

20

Notes to Financial Statements

October 31, 2012

Distributions to Shareholders: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board of Trustees from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which term may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated with Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests.

These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund did not hold forwards as of October 31, 2012.

During the year ended October 31, 2012, the Fund entered into 19 forward currency contracts and recorded a net realized gain of $224,992 on the Statement of Operations related to investments in forward currency contracts.

Derivative Instruments and Hedging Activities: Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year and the change in unrealized appreciation/depreciation resulting from the Fund’s derivatives and hedging activities during the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

Derivatives	Statement of Operations Location	Realized Gain on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Net realized loss
	on investments:
	Foreign currency
	transactions/Change
	in net unrealized
	appreciation/
Forward	depreciation of:
currency	Foreign currency
contracts	translations	$224,992	$—

Total		$224,992	$—

Annual Report | October 31, 2012	21

Notes to Financial Statements

October 31, 2012

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short term securities) for the year ended October 31, 2012 are as follows:

Purchases	Sales

$311,224,370	$309,218,676

The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2012.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2012 was as follows:

Distributions paid from:
Ordinary Income	$18,114,314

Total	$18,114,314

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified. The Fund decreased undistributed net investment income by $59,614 and increased accumulated net realized loss by $72,354, and decreased paid in capital by $12,740. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2012, the Fund had available for tax purposes unused capital loss carryovers of $189,780,740, expiring in October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,184,369, expiring October 31, 2018.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post- enactment capital losses that are carried forward will retain their character as either short-term or long- term capital losses rather than being considered all short- term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre- enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2012 with no expiration are as follows:

Short Term	Long Term

$17,856,114	$—

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,605,071
Accumulated Capital Loss	(348,366,522)
Unrealized Appreciation	6,937,677

Total	$(338,823,774)

As of October 31, 2012, net unrealized appreciation/(depreciation) of investments based, excluding foreign currency, on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$13,075,631
Gross depreciation on investments (excess of tax cost over value)	(6,093,580)

Net unrealized appreciation	6,982,051

Cost of investments for income tax purposes	$119,997,825

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

6. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed

22

Notes to Financial Statements

October 31, 2012

Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2012, the amount available for investment purposes was $13,325,241. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2012, the average borrowing by the Fund was $1,991,270 with an average rate on borrowings of 1.07%. Interest expense related to the loan for the year ended October 31, 2012 was $21,727. At October 31, 2012 the outstanding loan for the fund was $1,839,904. The line of credit outstanding as of October 31, 2012 approximates fair value and would be categorized at Level 2.

7. SUBSEQUENT EVENTS:

Distributions: The Fund paid a distribution of $1,511,532 or $0.06 per common share on November 30, 2012 to common shareholders of record on November 23, 2012.

The Fund declared a special dividend of $0.03077992 per common share payable on January 8, 2013 to shareholders of record on December 31, 2012.

The Fund will also pay a distribution of $0.06 per common share payable on December 31, 2012 to common shareholders of record on December 21, 2012.

On December 19, 2012, the Fund also declared a distribution of $0.06 per common share payable on January 31, 2013 to common shareholders of record on January 24, 2013.

Portfolio Management: Effective December 13, 2012, the Adviser announced a new team based approach to management of the Fund and that newly appointed co-portfolio managers Joshua Duitz and Brian Hennessey will lead the new investment team and will be responsible for the day-to-day management of the Fund.

The investment team also includes experienced Alpine portfolio managers and research analysts, who will provide analysis and recommendations regarding the sectors they cover. The team includes Samuel A. Lieber (C.E.O.), Stephen A. Lieber (C.I.O.) and Bruce Ebnother (Senior Investment Risk Strategist) who will provide strategic oversight. The previous co-portfolio managers are no longer part of the investment team.

Annual Report | October 31, 2012	23

Additional Information (unaudited)

October 31, 2012

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have

24

Additional Information (unaudited)

October 31, 2012

received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2012, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	20.36%
Qualified Dividend Income	61.27%

SHAREHOLDER MEETING

On June 8, 2012, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-electone trustee of the Fund and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Samuel A. Lieber as Trustee to the Board of Trustees for a term of three years to expire at the 2015 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	94.18%
Withheld	5.82%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

For	94.39%
Against	6.22%
Abstain	0.75%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Annual Report | October 31, 2012	25

Additional Information (unaudited)

October 31, 2012

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (58)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (52)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (67)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008)	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

Eleanor T.M. Hoagland (61)	Independent Trustee	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (since 2011); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	17	Trustee of each of the Alpine Trusts.*

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, and Alpine Global Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

26

Additional Information (unaudited)

October 31, 2012

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (56)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as open-end management investment companies. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2012	27

Additional Information (unaudited)

October 31, 2012

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (87)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	17	None

John M. Megyesi (52)	Chief Compliance Officer	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).	17	None

Ronald Palmer (44)	Chief Financial Officer and Treasurer	Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).	17	None

Andrew Pappert (32)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	17	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

28

INVESTOR	1-800-617-7616
INFORMATION	www.alpinefunds.com

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR &
CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinefunds.com

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

          (a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2011 was $68,333 and fiscal year 2012 was $86,116.

          (b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2011 and $0 in fiscal year 2012.

          (c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $10,919 in fiscal year 2011 and $12,352 in fiscal year 2012.

          (d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2011 and $10,947 in fiscal year 2012. The fees were for consulting and advisory services regarding enterprise risk management.

          (e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

          (e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          (f) Not applicable.

          (g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 in fiscal year 2011 and $109,474 in fiscal year 2012.

          (h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T. M. Hoagland H. Guy Leibler Jeffrey E. Wacksman James A. Jacobson

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 31, 2012

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012

Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2) Other Accounts Managed as of December 31, 2012

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	$1,3951.5	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	1	$7.5	0	0

Brian Hennessey
Registered Investment Companies	2	$1,335.1	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.5	0	0

          (1)Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

          Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

          Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

          Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

          Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of December 31, 2012

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4) Dollar Range of Securities Owned as of December 31, 2012

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	None
Brian Hennessey	None

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2013